Debt	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
Note 5. Debt

On September 9, 2016, the Company entered into a loan agreement (the “Loan Agreement”) with Kalen Capital Corporation (“KCC”); KCC is wholly owned by Mr. Harmel S. Rayat, the Company's majority shareholder. Pursuant to the terms of the Loan Agreement, KCC agreed to loan the Company up to $900,000 at an annual interest rate of 7% per year, compounded quarterly. KCC provided the Company with an initial loan in the amount of $700,000, which was evidenced by a convertible promissory note (the “Note”); the remaining $200,000 may be loaned prior to December 31, 2017, upon the mutual agreement of the Company and KCC. The Note, including any interest due thereon, may be prepaid at any time without penalty. The Note matures on December 31, 2017, and, beginning on the first anniversary of the Note, can be converted, at KCC’s sole discretion, into shares of the Company’s common stock at conversion rate equal to the lesser of: (i) $1.54, or the closing price of the Company’s common stock on the day prior to the issuance of the Note or (ii) a 20% discount to the average closing price of the Company’s common stock for the five days prior to the date on which KCC elects to convert the Note.

Per the Loan Agreement, the Company issued KCC a Series E Stock Purchase Warrant (the “Series E Warrant”) to purchase up to 584,416 shares of the Company’s common stock at a purchase price of the lesser of: (i) $1.54, the closing price of the Company’s common stock on the day prior to issuance of the Series E Warrant; or (ii) a 20% discount to the average closing price of the Company’s common stock for the five days prior to the date on which KCC elects to exercise the Series E Warrant. The Series E Warrant is exercisable for a period of five years from the date of issuance and may be exercised on a cashless basis.

The Loan Agreement provides KCC with registration rights for all of the shares issuable upon conversion of the Note, including conversion of the note issued for the remaining $200,000, if applicable, and exercise of the Series E Warrant, beginning on the first anniversary of the Loan Agreement.

The Company calculated the debt discount related to the Note and Series E Warrant by first allocating the respective fair value of the Note and Series E Warrant based upon their relative fair values to the total Note proceeds. The fair value of the Series E Warrant issued with the Note was calculated using the Black-Scholes option pricing model and the following assumptions: exercise price - $1.25 per share; market price of common stock - $1.54 per share; estimated volatility – 92.3%; risk free interest rate - 1.23%; expected dividend rate - 0% and expected life - 5.0 years. The resulting fair value of $340,735 was allocated to the Series E Warrant. The intrinsic value of the beneficial conversion feature amounted to $359,265. The resulting $700,000 discount to the Note is being accreted over the 1.25 year term of the Note.

During the year ended December 31, 2016, the Company recognized $15,220 of interest expense and $165,481 of accretion related to the debt discount. The remaining debt discount of $534,519 will be amortized over the next four quarters through December 31, 2017.